                                                                   Exhibit 10.38

                      PILOT PROJECT COLLABORATION AGREEMENT

         This Collaboration Agreement ("Agreement") is entered into as of February 3rd, 2000 (the "Effective Date"), by and between Rosetta Inpharmatics, Inc., ("Rosetta"), a corporation organized and existing under the laws of the State of Delaware and having a place of business at 12040 - 115th Avenue Northeast, Kirkland, Washington 98034-6900 and Monsanto Company and its affiliates ("Monsanto"), a corporation organized and existing under the laws of the State of Delaware and having a place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

          The parties agree as follows:

         1. BASIS FOR AGREEMENT. Monsanto desires to conduct a pilot project that will evaluate two aspects of Rosetta's technologies. One part of the project will evaluate the Resolver-TM- Expression Data Analysis System ("Resolver-TM- System"). Rosetta and Monsanto both have possession of gene expression data that will be used for evaluation of the Resolver. The second part of the project will evaluate Rosetta's FlexJet-TM- microarray technology including arrays ("F1exJet~ Arrays") and array design capabilities ("Array Design"). For evaluation of the FlexJet~ Arrays and Array Design, Monsanto has possession of gene sequence information that will be provided to Rosetta for the construction of arrays and Monsanto has possession of nucleic acid material that will be provided to Rosetta for hybridizing to microarrays ("Sample RNA"). Rosetta has expertise in the area of using microarrays and analyzing microarray data to determine gene expression.

         The purpose of this Agreement is to set forth the terms and conditions under which (a) Monsanto will evaluate the Resolver, (b) Rosetta will conduct experiments using FlexJet-TM- Arrays constructed using sequence information provided by Monsanto and hybridized with Sample RNA and provide Monsanto with an analysis of the data generated from such experiments, (c) both parties will evaluate the data generated, and (d) the conditions under which a follow-on collaboration between Monsanto and Rosetta would take place.

         2. EVALUATION OF THE RESOLVER-TM- SYSTEM. Monsanto employees will come to Rosetta's premises to use and evaluate the Resolver-TM- system for analysis of multiple data types at a time to be agreed between the parties. The timing for this evaluation will be dependent upon the availability of data under Section 2.4 below. The parties agree that the Resolver-TM- System evaluation session will involve up to [***] Monsanto employees who will attend the evaluation concurrently. [***] of Rosetta personnel time will be included for the evaluation session as hosts/guides. The following data types will be analyzed as part of the evaluation:

                  2.1 ANALYSIS OF SINGLE CHANNEL DATA FROM ROSETTA. For this purpose a yeast Genome Reporter Matrix (GRM) compound database containing at least 500 different compound and mutant profiles will be used to analyze `single channel' data in the Resolver-TM- System. The use of these data in this evaluation is intended to demonstrate the applicability of single-channel data for database construction, and the flexibility of the Resolver-TM- System in analysis of such data.

                  2.2 ANALYSIS OF DUAL CHANNEL DATA FROM ROSETTA. For this purpose a Rosetta cDNA array-based compendium of mutant and compound-treated profiles will be utilized. The use of these data in this hands-on evaluation is intended to demonstrate the applicability of dual-channel data for database construction, and the flexibility of the Resolver-TM- System in analysis of such data.

                  2.3 Analysis of [***]. Up to [***] will be uploaded into the Resolver-TM- System for analysis. For this purpose [***]. Data will be transferred to Rosetta at least [***] the Resolver-TM- System. Monsanto and Rosetta will [***].


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                  2.4 ANALYSIS OF MONSANTO INK JET DATA. Up to 100 (one hundred) sets of FlexJet-TM- Array data will be loaded into Resolver-TM- from the Monsanto evaluation set of data that will be generated as part of the evaluation of Rosetta's FlexJet-TM- Technology under this Agreement.

         3. EVALUATION OF FLEXJET-TM- TECHNOLOGV. The purpose of this part of the pilot project is to evaluate the Rosetta ink jet microarray technology for use in gene expression analysis in several species. This evaluation will involve design and utilization of a multi-species array as follows:

                  3.1 Design of [***] (SAA). Rosetta will design [***] Appendix A--Design of the SAA.

                           3.1.1 Monsanto will specify up to a total of [***].
Each [***].

                           3.1.2 A subset of the [***] (a) [***] and/or (b)
[***]. Details of which [***] will be provided by Monsanto personnel [***].

                           3.1.3 An additional set of approximately [***]
will be added to [***].

                  3.2 Steps to Design SAA. The following steps will be used for determining elements to be placed on the SAA.

                           3.2.1 Specific details of [***] that will be
supplied to Rosetta by Monsanto shall be agreed upon [***].

                           3.2.2 Monsanto will deliver [***] (as much [***].

                           3.2.3 Monsanto will specify [***] and will provide
information regarding (a) [***], (b) [***], (c) [***], (d) [***], and (e)
[***].

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                           3.2.4 Rosetta personnel will utilize [***].

                  3.3 FABRICATION OF SAA. Within 15 (fifteen) business days of receipt of all the Sequence Information by Rosetta and notification from Monsanto of the genes to be represented on the SAA, Rosetta shall employ commercially reasonable efforts to begin fabrication of SAAs that will be used in this project.

                  3.4 SAA HYBRIDIZATIONS. Monsanto will provide whole RNA samples to Rosetta ("Sample RNA"). All array hybridizations will be carried out at Rosetta using a 2-color system to monitor relative expression in two (2) RNA samples within four (4) weeks of receipt of the last RNA sample from Monsanto, assuming that such receipt date is after initiation of the SAA fabrication. Details of the samples, and hybridizations can be found in Appendix B -- Hybridizations Carried Out by Rosetta. This will result in a total of [***] F1exJet~ Arrays being used in experiments. The experimental data resulting from the hybridizations ("Array Data") will be loaded into the Resolver~' System for analysis.

                  3.5 SUPPLY OF THE SAMOLE RNA. Sample RNA will be in the form of whole RNA in matched sample pairs. The procedures to be used by Monsanto for providing Sample RNA to Rosetta are set forth in Appendix C -- Sample RNA Provided by Monsanto.

                  3.6 ANALYZED DATA DELIVERED TO MONSANTO. Information that is the result of the microarray experiments performed by Rosetta under this Agreement in analyzed form shall be termed herein the "Analyzed Data." The Analyzed Data shall be disclosed in a written report to Monsanto within [***] business days after completion of the last hybridization. Array Data associated with Analyzed Data will be provided to Monsanto in Monsanto specified TAB deliminated text files via compact disc.

          4. JOINT EVALUATION MEETING. Within [***] business days of completion of the experiments conducted to evaluate Rosetta's Resolver-TM-System and FlexJet-TM- Technology, Rosetta and Monsanto will meet to determine whether the results of the pilot project fulfilled the pre-defined success criteria. The criteria that will be used to determine success or failure of the pilot project are set forth below.

                  4.1 EVALUATION OF RESOLVER-TM- SYSTEM. That the Resolver-TM-System compares favorably with other array data analysis packages and effectively meets the analysis needs of Monsanto.

                  4.2 EVALUATION OF FLEXJET-TM- TECHNOLOGY. The following criteria will be used:

                           4.2.1 Expression values reported by the FlexJet-TM-
Technology are at least as accurate and reproducible as alternative array technologies. Monsanto personnel will present data pertaining to the relative accuracy of the FlexJet-TM- technology as compared to the alternative technologies.

          5. Follow-on Collaboration. If the criteria for success set forth in Section 4.2 are met, then Monsanto and Rosetta anticipate entering negotiations for a follow-on agreement [***]. It is anticipated that [***]. The parties anticipate that [***]. However, nothing in this agreement shall require Monsanto to enter into such a follow-on agreement.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

         6. QUALITY CONTROL. To determine whether failed results of a microarray experiment are the result of Rosetta's procedures or the Sequence Information or Sample RNA provided by Monsanto, the procedures Set forth in Appendix C under "Quality of Sample RNA" will be followed.

         7. RETURN OF UNUSED REAGENTS. All Sample RNA provided by Monsanto that are not used by Rosetta shall be returned to Monsanto or destroyed, at Monsanto's discretion.

         8. COMPENSATION. As compensation for Rosetta's contributions for conducting the pilot project, Monsanto will pay Rosetta a non-refundable sum of $175,000 (one hundred seventy-five thousand dollars) [***].

         The remaining [***] shall be paid on completion of the pilot project.

         9. TERM AND TERMINATION. This Agreement may expire or be terminated, as follows:

                  9.1. COMPLETION OF WORK. This Agreement shall expire upon completion of the pilot project which shall be after the meeting(s) set forth in
Section 4. Details of the anticipated timeframe for this agreement can be found in Appendix D -- Statement of Work for the Monsanto/Rosetta Pilot Agreement.

                  9.2 BY BREACH. In the event either party shall materially breach any of the terms, conditions and agreements contained in this Agreement to be kept, observed and performed by it, then the other party may terminate this Agreement, at its option and without prejudice to any of its other legal and equitable rights and remedies, by giving the party who committed the breach thirty (30) days notice in writing, particularly specifying the breach, unless the notified party within such thirty (30) days period shall have rectified the breach.

         10.      INTELLECTUAL PROPERTY AND HANDLING OF INFORMATION AND DATA.

                  10.1 EVALUATION OF RESOLVER-TM- SYSTEM. Based upon use of the Resolver-TM- System in analyzing Monsanto and Rosetta data, the parties agree that the following will apply.

                           10.1.1 Any discoveries made by Monsanto personnel
utilizing Rosetta data wil be solely owned by Rosetta but such discovery will be non-exclusively licensed to Monsanto upon terms to be negotiated. In the event that such discoveries by Monsanto personnel can be shown to be the result of Monsanto data of substantially similar nature to those Rosetta data described in this section 10.1.1, then such discoveries will be solely owned by Monsanto.

                           10.1.2 Specific details of the generation,
constituent parts, and implementation of error models generated for [***] will be solely owned by [***] and will not be communicated to [***] personnel.

                           10.1.3 Any discoveries (independent of the generation
of an error model) made by [***] personnel utilizing [***] data in the Resolver-TM- System shall be owned by [***].

                  10.2 EVALUATION OF FLEXJET-TM- TECHNOLOGY. The following will apply to information,

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

data, discoveries, and inventions related to this evaluation.

                           10.2.1 All Monsanto sequence data shall remain the
property of Monsanto and proprietary to it, and as such Rosetta shall ensure the security of all such information.

                           10.2.2 All proprietary Monsanto sequence data will be
permanently removed from Rosetta storage devices at the conclusion of the pilot project

                           10.2.3 Specific details of the parameters and
techniques used in oligonucleotide set selection and the oligonucleotide sequences used will not be disclosed to Monsanto nor shall Rosetta disclose this information to any third party.

                           10.2.4 Rosetta shall not use oligonucleotides
designed using Monsanto proprietary Sequence Information in future array designs. However, this restriction shall not prevent Rosetta from independently creating the same oligonucleotide or make arrays for the same Sequence Information if such same Sequence Information is provided independently by a third party in the future.

                           10.2.5 During the pilot project, all arrays will be
fabricated and hybridized at Rosetta.

                           10.2.6 All Array Data and Analyzed Data
("Intellectual Property") shall be solely owned by and assigned to Monsanto. Rosetta shall have no rights in the Intellectual Property. Any inventions or discoveries made solely by Rosetta through the use of the Intellectual Property shall be owned by Monsanto. At Monsanto's request, Rosetta shall promptly execute such instruments as are necessary to perfect Monsanto's rights to any Intellectual Property.

                           10.2.7 Specific details of the generation,
constituent parts, and implementation of error models generated for SAAs will be solely owned by Rosetta and will not be communicated to Monsanto personnel.

         11. CONFIDENTIAL INFORMATION. For the purposes of this Agreement, the term "Confidential Information" shall mean, and collectively include, all non-public information relating to the business, plans and/or technology of either party including, but not limited to, this Agreement, technical information including inventions, methods, plans, processes, specifications, source code, object code, characteristics, raw data, equipment design, know-how, experience, and trade secrets, developmental, marketing, sales, operating, performance, and cost information; computer programming techniques; information relating to the Sample RNA, designed oligonucleotides, Array Data, and Analyzed Data; and all record bearing media containing or disclosing the foregoing information and techniques including written business plans, patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained in or by electronic, magnetic, or other means, to the extent that such information (a) as of the date of disclosure by the disclosing party to the receiving party, was not known to the receiving party as evidenced by written documentation, (b) was not disclosed in published literature or otherwise generally available to the public, (c) became generally available to the public after the date of disclosure, (d) was obtained from a third party without binder of secrecy, provided, however, that such third party has no confidentiality obligations to the disclosing party or any of its affiliates or (e) is at any time independently developed by employees or agents of the receiving party who have had no access to or use of such information.

                  11.1 Rosetta agrees that Sample RNA, designed oligonucleotides, Array Data and Analyzed Data constitute highly Confidential Information of Monsanto. Rosetta further agrees that Monsanto cannot be adequately compensated with damages for the loss of confidential treatment for such Confidential Information. Monsanto shall be entitled to injunctive relief if necessary and appropriate to prevent such loss. Any loss of confidential treatment of such information shall constitute a material breach of this Agreement.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                  11.2 RESTRICTIONS ON USE AND DISCLOSURE OF CONFIDENTIAL INFORMATION.

                           11.2.1 The receiving party agrees to treat as
confidential and not to use other than to perform this Agreement, and not to reverse engineer or decompile any Confidential Information disclosed to it by the disclosing party. The receiving party agrees not to disclose to any third party any Confidential Information disclosed to it by the disclosing party. The receiving party further covenants that it will exercise every reasonable precaution to preclude the unauthorized disclosure by any of its personnel or employees to third parties of any Confidential Information disclosed to it by the disclosing party under the provisions of this Agreement. The receiving party agrees not to disclose the Confidential Information it receives from the disclosing party to anyone except its own personnel and employees, who (a) are actively and directly evaluating the Confidential Information, and consequently need to know such information and (b) are bound by confidentiality, nondisclosure, and nonuse obligations at least as stringent as those set forth in this paragraph 11.2.1.

                           11.2.2 The obligations of paragraph 11.2.1 hereof
will expire with respect to each item of Confidential Information five (5) years from the termination date of this Agreement.

                           11.2.3 Notwithstanding the obligations of paragraph
11.2.1, the receiving party shall be permitted to disclose Confidential Information that is required to be disclosed by the receiving party to comply with applicable laws, court order, or governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. The prior written notice must be given in sufficient time to permit the disclosing party to seek a protective order or some other accommodation to protect the confidentiality of the information.

                  11.3 TERMS OF THIS AGREEMENT. The parties will keep the terms of this Agreement confidential and not disclose them to any third party other than affiliates which the party has an interest in of at least a fifty percent, except as may be required by regulatory agencies or courts or as required by law, and will then use all reasonable and lawful actions to keep the terms of this Agreement confidential. The party required to make such disclosure will provide sufficient prior written notice about such disclosure to the other party to allow the other party to review the form of the disclosure and make requested revisions or modifications if possible.

          12. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MA1TER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE SAMPLE RNA, THE ARRAY DATA, OR THE ANALYZED DATA INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. Without limitation of the foregoing generality, nothing contained herein or in any disclosure of research conducted by Rosetta shall be construed as extending any representation or warranty with respect to research using Sample RNA or the results to be obtained by the use thereof or any products resulting therefrom, or that use of the Array Data or Analyzed Data will be free from infringement of patents or other proprietary rights of third parties. Neither party makes any warranties whatsoever as to the commercial or scientific value of the Array Data or Analyzed Data. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, MONSANTO REPRESENTS AND WARRANTS

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

THAT IT HAS THE RIGHT TO TRANSFER THE SAMPLE RNA TO ROSETTA ON THE TERMS AND CONDITIONS OF THIS AGREEMENT.

          13. SURVIVAL OF OBLIGATIONS. The rights and obligations of Sections 10, 11, and 12 shall survive expiration or termination of this Agreement.

          14. NO OBLIGATION TO LICENSE. Nothing contained herein shall be construed by implication or otherwise (a) so as to obligate either of the parties to enter into an agreement for purchase of or license to any products, technology, or services; or (b) as the grant of any right or license by either party to any Confidential Information or any intellectual property rights, except as set forth in this Agreement.

          15. ASSIGNMENT This Agreement may be assigned or transferred by Monsanto to the acquirer of substantially all of the assets of Monsanto relating to this Agreement.

          16. GENERAL PROVISIONS. The following general provisions shall apply to this Agreement:

                  16.1 NOTICES. All notices and communications provided for hereunder shall be in writing and shall be mailed, faxed, or otherwise delivered to the business address or fax number of the respective parties set forth below, or to such other address or fax number as either party shall designate in writing to the other.

      -       If to Rosetta:            Rosetta Inpharmatics
                                        12040- 115th Avenue NE
                                        Kirkland, WA 98034
                                        Attention: Chief Operating Officer

              If to Monsanto            Monsanto Company
                                        800 North Lindbergh Blvd
                                        St. Louis, Missouri, 63167

                                        Attention: Vice President, Genomics
                                        Technologies

                  16.2 BENEFITS. All terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto, and upon their respective successors and assigns.

                  16.3 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be original but all of which together shall constitute one and the same Agreement.

                  16.4 CONSTRUCTION AND INTERPRETATION. This Agreement shall be construed and fairly interpreted in accordance with its terms, without any strict construction in favor of or against either party. Ambiguities shall not be interpreted against the drafting party. Any ambiguities in this Agreement shall be interpreted in accordance with the objectives stated in Section 1. In construing or interpreting this Agreement, the word "or" shall not be construed as exclusive, and the word "including" shall not be limiting. The use of the singular or plural form shall include the other form and the use of the masculine, feminine or neuter gender shall include the other genders. All captions and headings in this Agreement are for convenience only and shall not be considered as substantive parts of this Agreement or determinative in the interpretation of this Agreement.

                  16.5 ENTIRE UNDERSTANDING. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. No modifications, extensions or waiver of any provisions hereof or release of any right hereunder shall be valid, unless the same is in writing and is consented to by both parties hereto.

                  16.6 CHOICE OF LAW. This Agreement shall be governed by the laws of the State of Washington, excluding choice of law principles that would cause the law of any other jurisdiction to apply.

                  16.7 AMENDMENT. This Agreement may be amended only by a written agreement signed by both Parties hereto.

                  16.8 WAIVER. Waiver of any provision of this Agreement shall not be deemed a waiver of any other provision of this Agreement.

                  16.9 FORCE MAJEURE. The failure of any party to perform hereunder as a result of governmental action, laws, orders, or regulations, or as a result of events, such as war, acts of public enemies, fires, floods, earthquakes, acts of God or any causes of like kind beyond the reasonable control of such party is excused for so long as such cause exists, but only to the extent such failure is caused by. such law, order, regulation, or event.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date and year first written above.

MONSANTO COMPANY                         ROSETTA INPHARMATICS, INC.


By /s/ SLOAN RAUSSER                     By /s/ JOHN J. KING, II
  -----------------------------             ------------------------------------

SLOAN RAUSSER                            JOHN J. KING, II
---------------------------------            -----------------------------------
         Print Name                              Print Name

DIRECTOR, BUSINESS DEVELOPMENT           SR. VICE PRESIDENT, CHIEF OPERATING
                                         OFFICER
---------------------------------        ---------------------------------------
          Title                                           Title

2/3/00                                   2/1/00
---------------------------------        ---------------------------------------
         Date                                        Date

                         APPENDIX A -- DESIGN OF THE SAA

     Specific details of the precise numbers of [***] to be communicated to Rosetta [***].

     The SAA will consist of a design that is [***]

     [***] represented on the [***]

        - [***] representing [***]

        - [***] representing [***]

        - [***] representing [***]

        - [***] representing [***]

        - [***] representing [***] to be specified [***].

        - A set of [***] to be specified [***].

        - A set of [***]

        - The remainder of [***]

    [***] represented on the [***].

        - A set of [***] to be specified [***]

        - A set of [***]

        - The remainder of [***] as specified [***].

    SAA's will be [***] (1) [***], (2) [***], and (3) [***]


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

               APPENDIX B - HYBRIDIZATIONS CARRIED OUT BY ROSETTA

    Array hybridizations will be sorted into four blocks described below. Unless specified all labeling reactions will be carried out at Rosetta. Data from each block of hybridizations ("Array Data") will be delivered to Monsanto on a compact disk as soon as the work is completed.

Block I

Purpose of                  Number
Experiment    Array Type    of Hybs    [***]    [***]    [***]   [***]   [***]   [***]
--------------------------------------------------------------------------------------
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]

Block II

Purpose of                  Number
Experiment    Array Type    of Hybs    [***]    [***]    [***]   [***]   [***]   [***]
--------------------------------------------------------------------------------------
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]

Block III

Purpose of                  Number
Experiment    Array Type    of Hybs    [***]    [***]    [***]   [***]   [***]   [***]
--------------------------------------------------------------------------------------
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]

Block IV

Purpose of                  Number
Experiment    Array Type    of Hybs    [***]    [***]    [***]   [***]   [***]   [***]
--------------------------------------------------------------------------------------
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]
[***]          [***]        [***]      [***]    [***]    [***]   [***]   [***]   [***]

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                    APPENDIX C -- SAMPLE RNA PROVIDED BY MONSANTO

Sample RNA provided by Monsanto

     Monsanto shall provide Rosetta with at least [***], of such samples should measure [***]. Samples shall be provided to Rosetta at a concentration of [***] in a [***]. Samples shall be clearly marked with a unique identifier using ethanol-stable and water-stable ink (or equivalent), and shall be delivered to Rosetta on dry ice, along with sample information in an electronic format (either diskette or by email).

Quanity of Sample RNA

     For quality control purposes Monsanto will provide to Rosetta [***] Rosetta and Monsanto personnel will agree to [***]. In addition, up to [***] may be used by Rosetta [***].

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

         APPENDIX D -- STATEMENT OF WORK FOR THE MONSANTO/ROSETTA PILOT

    The following represents and expected statement of work following signing of the agreement, with the times representing expected completion of the task (with the time from the previous task completion date):

ARRAY DESIGN AND HYBRIDIZATION

    [***] Agreement on [***]

    [***] Delivery of [***]

    [***] design [***]

    [***] data from [***]

    [***] data from [***]

    [***] Rosetta/Monsanto [***]

RESOLVER EVALUATION

    [***] Monsanto [***]

    [***] Monsanto personnel [***]


* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.


                                      A-7